UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)   July 5, 2005


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


               1-10024                                    36-0767530
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        (Commission File Number)               (IRS Employer Identification No.)


ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                    10020
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(Address of Principal Executive Offices)                  (Zip Code)


                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.     OTHER EVENTS

The Board of Directors of BKF Capital Group, Inc. (the "Company") elected on July 5, 2005 to redeem all of the outstanding Common Share Purchase Rights (the "Rights") issued under the Rights Agreement, dated as of June 8, 2001, by and between the Company and Mellon Investor Services LLC, as Rights Agent, as amended (as amended, the "Rights Agreement"), effective immediately, pursuant to
Section 23 of the Rights Agreement. The redemption price of $.01 per Right (the "Redemption Price") will be payable on July 29, 2005 to holders of record of the redeemed Rights on July 15, 2005. From and after the effectiveness of the redemption of the Rights, the holders of the redeemed Rights are entitled to no rights as such except to receive payment of the Redemption Price.

On July 5, 2005, the Company also declared a quarterly dividend of $0.125 per share payable on July 29, 2005 to shareholders of record as of July 15, 2005. Included in the $0.125 per share dividend will be the $.01 per share redemption price payable on July 29, 2005 to holders of record as of July 15, 2005.

A copy of the press release describing these events and issued on July 5, 2005 is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

         (c)   EXHIBITS

EXHIBIT
NUMBER                 DESCRIPTION
-----------    ----------------------------------------------------------------
       99.1    Press Release issued on July 5, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   July 7, 2005

                                             BKF CAPITAL GROUP, INC.


                                             By: /s/ Norris Nissim
                                                 ------------------------------
                                                 Name:  Norris Nissim
                                                 Title: Vice President, General
                                                        Counsel and Secretary

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                             TITLE
-----------    ----------------------------------------------------------------
       99.1    Press Release issued on July 5, 2005